SECURITIES AND EXCHANGE COMMISION
                              WASHINGTON, DC 20549
                                  -------------
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 7, 2003

                            AUSSIE APPAREL GROUP LTD.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

     000-1084133                                          52-1146119
- ------------------------                     ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

         One World Trade Center, Suite 800, Long Beach, California 90831
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               (Address of Principal Executive Offices) (Zip Code)

                                  562-983-8045
                    ----------------------------------------
              (Registrant's Telephone Number, Including Area Code)

      17911 Beach Boulevard, Suite 710, Huntington Beach, California 92677
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

         Ex. 16     Rogelio G. Castro Letter
                    to Securities and Exchange Commission      Filed herewith



                                   SIGNATURES
                                 --------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.


                            AUSSIE APPAREL GROUP LTD.


February 21, 2003           By:      Bruce MacGregor
                                     -------------------------------
                                     Bruce MacGregor, President




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